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CHASE SECURITIES INC.

NEW ISSUE TERMS

CHASE COMMERCIAL MORTGAGE SECURITIES CORP.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2000-1
$633,813,982

General Electric Capital Corporation - Mortgage Loan Seller
The Chase Manhattan Bank - Mortgage Loan Seller

Chase Commercial Mortgage Securities Corp. - Depositor
The Chase Manhattan Bank - Master Servicer
Lennar Partners, Inc. - Special Servicer
State Street Bank and Trust Company - Trustee

                                                  SUMMARY OF TRANCHES

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              INITIAL CLASS                           PASS-            ASSUMED      WEIGHTED     PRINCIPAL OR
               CERTIFICATE                          THROUGH             FINAL       AVERAGE        NOTIONAL      EXPECTED
                BALANCE OR     APPROX. CREDIT        RATE           DISTRIBUTION      LIFE         PRINCIPAL      RATINGS
CLASS      NOTIONAL AMOUNT (1)    SUPPORT         DESCRIPTION         DATE (5)    (APPROX.)(6)     WINDOW (6)    (S&P/DCR)
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
A-1           $125,175,000        26.50%            Fixed             6/15/08         5.70         4/00-6/08      AAA/AAA
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A-2           $392,439,752        26.50%            Fixed             2/15/10         9.57         6/08-2/10      AAA/AAA
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X             $704,237,758         N/A         WAC (Interest only)    6/15/12         9.04         4/00-6/12     AAAr/AAA
                                                     (2)
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B              $36,972,481        21.25%            Fixed (3)         3/15/10         9.89         2/10-3/10       AA/AA
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C              $33,451,295        16.50%            Fixed (3)         3/15/10         9.97         3/10-3/10        A/A
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D              $10,563,566        15.00%            Fixed (3)         3/15/10         9.97         3/10-3/10        A-/A-
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E              $24,648,322        11.50%           Variable (4)       4/15/10         9.99         3/10-4/10      BBB/BBB
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F              $10,563,566        10.00%           Variable (4)       4/15/10        10.05         4/10-4/10      BBB-/BBB-
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G              $24,648,321         N/A              Fixed               N/A           N/A             N/A            N/A
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H               $5,281,784         N/A              Fixed               N/A           N/A             N/A            N/A
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I               $6,162,080         N/A              Fixed               N/A           N/A             N/A            N/A
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J              $11,443,864         N/A              Fixed               N/A           N/A             N/A            N/A
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K               $3,521,189         N/A              Fixed               N/A           N/A             N/A            N/A
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L               $3,521,189         N/A              Fixed               N/A           N/A             N/A            N/A
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M              $15,845,349         N/A              Fixed               N/A           N/A             N/A            N/A
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

Shaded rows are tranches not part of this offering, and are shown for informational purposes only.

The Class S, Class R and Class LR certificates are not offered by the prospectus supplement or represented in this table.

(1)  Approximate, subject to a permitted variance of plus or minus 10%.

(2) The pass-through rate on the Class X certificates will be equal to the excess, if any, of (1) the weighted average of the net interest rates on the mortgage loans (in each case adjusted to accrue on the basis of a 360-day year consisting of twelve 30-day months), over (2) the weighted average of the pass-through rates of the other certificates (other than the residual certificates and the Class S certificate) as described in the prospectus supplement.

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(3)  For any distribution date, if the weighted average of the net interest rates on the mortgage loans (in each case adjusted to accrue on the basis of a 360-day year consisting of twelve 30-day months) as of the first day of the related due period is less than the rate specified for the Class B, Class C or Class D certificates with respect to the distribution date, then the pass through rate for that class of certificates on that distribution date will equal the weighted average net mortgage interest rate.

(4) The pass-through rate applicable to the Class E and Class F certificates on each distribution date will be equal to the weighted average of the net interest rates on the mortgage loans (in each case adjusted to accrue on the basis of a 360-day year consisting of twelve 30-day months) less __% per annum.

(5) The assumed final distribution dates set forth in the prospectus supplement have been determined on the basis of the assumptions described in "Description of the Certificates--Assumed Final Distribution Date; Rated Final Distribution Date" in the prospectus supplement. The rated final distribution date for each class of certificates is April 15, 2032. See "Description of the Certificates--Assumed Final Distribution Date; Rated Final Distribution Date" in the prospectus supplement.

(6) The weighted average life and period during which distributions of principal would be received (or applied in the case of the notional amount of Class X certificates) set forth in the foregoing table with respect to each class of certificates is based on the assumptions set forth under "Yield and Maturity Considerations--Weighted Average Life" in the prospectus supplement and on the assumptions that there are no prepayments (other than on each anticipated prepayment date, if any), or losses on the mortgage loans and that there are no extensions of maturity dates of mortgage loans.

                           COLLATERAL CHARACTERISTICS*


     AGGREGATE PRINCIPAL BALANCE(1)                                   $704,237,759
     NO. OF MORTGAGE LOANS                                            91
     NO. OF MORTGAGED PROPERTIES                                      101
     NO. OF "BALLOON" MORTGAGE LOANS(2)                               90
     NO. OF MORTGAGE LOANS WITH ANTICIPATED PREPAYMENT DATES          1
     RANGE OF MORTGAGE LOAN PRINCIPAL BALANCES(3)                     $1,073,695 to $42,500,000
     AVERAGE MORTGAGE LOAN PRINCIPAL BALANCE                          $7,738,876
     RANGE OF MORTGAGE RATES                                          6.97% to 9.35%
     WEIGHTED AVERAGE MORTGAGE RATE                                   8.36%
     WEIGHTED AVERAGE ORIGINAL TERM TO MATURITY DATE(4)               116 months
     RANGE OF REMAINING TERMS TO MATURITY DATE (4)                    60 to 147 months
     WEIGHTED AVERAGE REMAINING TERM TO MATURITY DATE (4)             114 months
     WEIGHTED AVERAGE ORIGINAL AMORTIZATION TERM                      353 months
     WEIGHTED AVERAGE REMAINING AMORTIZATION TERM                     351 months
     WEIGHTED AVERAGE LOAN TO VALUE RATIO (LTV)                       71.14%
     WEIGHTED AVERAGE LTV AS OF THE MATURITY DATE(4)                  64.10%
     WEIGHTED AVERAGE OCCUPANCY RATE(5)                               95.00%
     WEIGHTED AVERAGE DEBT SERVICE COVERAGE RATIO                     1.29x


*The collateral information contained herein will be superseded by the description of the collateral contained in the final prospectus.

(1)  Subject to a permitted variance of plus or minus 10%.

(2)  Excludes 1 mortgage loan with an anticipated prepayment date.

(3) 2 cross-collateralized and cross-defaulted mortgage loans have an aggregate principal balance of $45,692,308.


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(4)  In the case of 1 mortgage loan, the anticipated prepayment date.

(5) Includes 5 hotel properties, representing approximately 6.19% of the aggregate principal balance of the pool of mortgage loans as of the cut-off date, which have occupancy rates that generally range from 72.80% to 88.20%; if the mortgage loans secured by hotel properties are excluded, the range of occupancy rates of all other mortgaged properties is 75.00% to 100.00% and the weighted average occupancy rate of all other mortgaged properties is 95.92%.






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